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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 15, 1999

                         CARCO Auto Loan Master Trust
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            (Exact name of registrant as specified in its charter)

      Delaware                         333-38873                    None
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)



     27777 Franklin Road
     Southfield, Michigan                                        48034
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  (Address of Principal                                         (Zip Code)
   Executive Offices)

       Registrant's telephone number, including area code (248) 948-3067
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Item 5.  Other Events.
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Filing of Tax Opinion as Exhibit 8.1 to the Registration Statement
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         Pursuant to Item 601(b)(8) of Regulation S-K under the Securities Act of 1933, as amended, U.S. Auto Receivables Company has received an opinion of counsel from Brown & Wood LLP dated July 15, 1999 relating to Registration Statement No. 333-38873 (the "Registration Statement"). The opinion provided by Brown & Wood LLP is attached as Exhibit 99 and is incorporated into the Registration Statement as Exhibit 8.2 to the Registration Statement.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHRYSLER FINANCIAL COMPANY L.L.C.,
                                 on behalf of CARCO Auto Loan Master Trust



                                 By: /s/ B.C. Babbish
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                                     B.C. Babbish
                                     Assistant Secretary

Dated: July 20, 1999


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Exhibit Index
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Exhibit                                                              Page
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99         Opinion of Brown & Wood LLP with respect to federal tax
           matters. (Exhibit 8.2 to the Registration Statement)


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                                                               Exhibit 99
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